Exhibit 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the restated Report of Bravo! Brands Inc. on Amendment No 3 to Form 10-KSB for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tommy
E. Kee, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C.,
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of we.

                                       By: /S/ Tommy E. Kee
                                           --------------------------------
                                           Tommy E. Kee
                                           Chief Accounting Officer
November 6, 2006